UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2018

NEW FRONTIER CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38562	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23rd Floor, 299 QRC

287-299 Queen’s Road Central

Hong Kong

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 852-6491-9230

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 3, 2018, New Frontier Corporation (the “Company”) consummated its initial public offering (“IPO”) of 28,750,000 units (the “Units”), including the issuance of 3,750,000 Units as a result of the underwriters’ exercise of their over-allotment option in full. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $287,500,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-225421) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on June 4, 2018 and amended by Amendment No. 1 to the Registration Statement, filed with the Commission on June 14, 2018, Amendment No. 2 to the Registration Statement, filed with the Commission on June 20, 2018 and Amendment No. 3 to the Registration Statement, filed with the Commission on June 22, 2018 (as amended, the “Registration Statement”):

•	An Underwriting Agreement, dated June 27, 2018, by and between the Company and Credit Suisse Securities (USA) LLC and UBS Securities LLC, as representatives of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	A Warrant Agreement, dated June 27, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	A Letter Agreement, dated June 27, 2018, by and among the Company, its executive officers, its directors and the Company’s sponsor, New Frontier Public Holding Ltd. (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	An Investment Management Trust Agreement, dated June 27, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	A Registration Rights Agreement, dated June 27, 2018, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Private Placement Warrants Purchase Agreement, dated June 27, 2018, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated June 27, 2018, by and between the Company and Antony Leung, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated June 27, 2018, by and between the Company and Carl Wu, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated June 27, 2018, by and between the Company and David Johnson, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated June 27, 2018, by and between the Company and Edward Leong Che-hung, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated June 27, 2018, by and between the Company and Frederick Ma Si-hang, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated June 27, 2018, by and between the Company and Shuo Wang, a copy of which is attached as Exhibit 10.10 hereto and incorporated herein by reference.

•	An Administrative Services Agreement, dated June 27, 2018, by and between the Company and New Frontier Capital II Ltd., a copy of which is attached as Exhibit 10.11 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, dated June 27, 2018, previously filed as Exhibit 10.4 to the Registration Statement, the Company completed the private sale of 7,750,000 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $7,750,000. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2018, in connection with the IPO, David L. Johnson, Edward Leong Che-hung and Frederick Ma Si-hang (collectively, the “Independent Directors”) were appointed to the board of directors of the Company (the “Board”). Effective June 27, 2018, each of the Independent Directors were also appointed to the Board’s Compensation Committee and Nominating and Governance Committee, with Dr. Leong serving as chair of the Compensation Committee and Mr. Johnson serving as chair of the Nominating and Corporate Governance Committee. Effective June 27, 2018, Frederick Ma Si-hang and David Johnson were appointed to the Board’s Audit Committee, with Professor Ma serving as chair of the Audit Committee.

Following the appointment of the Independent Directors, the Board is comprised of the following two classes: the term of office of the first class of directors, Class I, consists of Antony Leung and Carl Wu and will expire at the Company’s first annual meeting of shareholders and the term of office of the second class of directors, Class II, consists of David L. Johnson, Edward Leong Che-hung and Frederick Ma Si-hang and will expire at the Company’s second annual meeting of shareholders.

The Company will pay each of its Independent Directors for services rendered as board members prior to the completion of its initial business combination, at their option, up to $50,000 per year commencing on June 27, 2018 or 10,000 founder shares (to be transferred to such director by the Sponsor), and will reimburse such directors for reasonable out-of-pocket expenses incurred in connection with fulfilling their roles as directors.

Other than the foregoing, none of the Independent Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 8.01. Other Events.

A total of $287,500,000, comprised of $283,550,000 of the proceeds from the IPO (which amount includes $5,600,000 of the underwriters’ deferred discount) and $3,950,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a segregated trust account located in London at Citibank maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 24 months from the closing of the IPO or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On June 27, 2018, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

As previously disclosed in the Registration Statement, the Company entered into forward purchase agreements with certain accredited investors for the purchase of an aggregate of 18,100,000 Class A Ordinary Shares, plus an aggregate of 4,525,000 redeemable warrants to purchase one Class A Ordinary Share at $11.50 per share (“Forward Purchase Warrants”), for an aggregate purchase price of $181,000,000, or $10.00 per Class A Ordinary Share, in a private placement to close concurrently with the closing of its initial business combination.  As an inducement to such accredited investors to enter into these agreements, the Sponsor transferred an aggregate of 2,262,500 Class B ordinary shares to the accredited investors for no cash consideration.  The Company entered into an additional forward purchase agreement as of June 29, 2018, with an accredited investor providing for the purchase of 900,000 Class A Ordinary Shares, plus 225,000 Forward Purchase Warrants, for an aggregate purchase price of $9,000,000, or $10.00 per Class A Ordinary Share, in a private placement to close concurrently with the closing of its initial business combination.  As an inducement to such accredited investor to enter into the forward purchase agreement, the Company will issue an aggregate of 112,500 Class B ordinary shares to the accredited investor for nominal cash consideration.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 27, 2018, by and between the Company and Credit Suisse Securities (USA) LLC and UBS Securities LLC, as representatives of the several underwriters.
4.1	Warrant Agreement, dated June 27, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated June 27, 2018, by and among the Company, its executive officers, its directors and New Frontier Public Holding Ltd.
10.2	Investment Management Trust Agreement, dated June 27, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated June 27, 2018, by and between the Company and New Frontier Public Holding Ltd.
10.4	Private Placement Warrants Purchase Agreement, dated June 27, 2018, by and between the Company and New Frontier Public Holding Ltd.
10.5	Indemnity Agreement, dated June 27, 2018, by and between the Company and Antony Leung.
10.6	Indemnity Agreement, dated June 27, 2018, by and between the Company and Carl Wu.
10.7	Indemnity Agreement, dated June 27, 2018, by and between the Company and David Johnson.
10.8	Indemnity Agreement, dated June 27, 2018, by and between the Company and Edward Leong Che-hung.
10.9	Indemnity Agreement, dated June 27, 2018, by and between the Company and Frederick Ma Si-hang.
10.10	Indemnity Agreement, dated June 27, 2018, by and between the Company and Shuo Wang.
10.11	Administrative Services Agreement, dated June 27, 2018, by and between the Company and New Frontier Capital II Ltd.
99.1	Press Release, dated June 27, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW FRONTIER CORPORATION

	By:	/s/ Carl Wu
Name: Carl Wu
Title: Chief Executive Officer

Dated: July 3, 2018